UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

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MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

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MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

125 West 55th Street

New York, NY 10019

(866)-567-4771

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2020

To the Stockholders of Macquarie Global Infrastructure Total Return Fund Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”), a Maryland corporation, will be held online via live webcast, on June 16, 2020, at 9:00 a.m. Eastern time, for the following purposes:

1.

To consider and vote upon the election of two (2) Class III Directors to serve until the 2023 Annual Meeting of Stockholders or until his or her successor is duly elected and qualifies (Proposal 1); and

2.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

The Fund’s Board of Directors has fixed the close of business on April 27, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE SEE THE PROXY CARD FOR ADDITIONAL VOTING INSTRUCTIONS.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Fund at (866) 567-4771.

By Order of the Board of Directors

David F. Connor, Esq.
Secretary
Macquarie Global Infrastructure Total Return Fund Inc.

New York, NY

Dated: May 14, 2020

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

June 16, 2020

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board,” and each such member, a “Director”) of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”), a Maryland corporation, to be voted at the Annual Meeting of Stockholders of the Fund to be held on June 16, 2020, at 9:00 a.m. Eastern time, online via live webcast, and at any adjournments or postponements thereof (the “Meeting”). If you plan to attend the Meeting virtually via live webcast, please follow the registration instructions as outlined in this Proxy Statement. A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement and are first being mailed to stockholders on or about May 14, 2020.

In addition to the solicitation of proxies by mail, officers of the Fund (the “Officers”) and officers and regular employees of Computershare Shareholder Services LLC (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. The costs and expenses incurred in connection with the solicitation of proxies and preparing and mailing the Proxy Statement and its enclosures will be paid by the Fund.

COPIES OF THIS PROXY STATEMENT AND THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2019, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 125 WEST 55TH STREET, NEW YORK, NY 10019 OR BY CALLING THE FUND AT (866)-567-4771 OR VIA THE INTERNET AT WWW.MACQUARIE.COM/MGU.

QUORUM, VOTING, BROKER NON-VOTES, ABSTENTIONS AND ADJOURNMENT

At the virtual Meeting, the persons named as proxy holders on the enclosed proxy card will cast all the votes they are entitled to cast pursuant to validly executed and timely returned proxy cards. Such votes will be cast in accordance with the instructions marked on the proxy cards. If no instructions are marked on a proxy card, the proxy holders will cast such votes FOR the election of Ms. Chris LaVictoire Mahai and Mr. John C. Leonard as Class III Directors (Proposal 1), and in their discretion as to any other business that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by participating in the Meeting online and casting his, her or its votes, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address prior to the date of the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. A quorum of stockholders is constituted by the presence in the virtual Meeting or by proxy of the holders of the Fund’s outstanding common stock, par value $0.001 per share (the “Common Stock”), entitled to cast a majority of the votes entitled to be cast at the Meeting. If a quorum is not present at the Meeting, the Chair of the Meeting may adjourn the Meeting to permit the further solicitation of proxies to attain a quorum. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon is required to elect Ms. Mahai and Mr. Leonard as Class III Directors as described in Proposal 1.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request instructions from such customers and clients prior to the Meeting on how to vote their shares. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the uncontested election of directors, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, employees, and community, the Meeting will be conducted exclusively this year via webcast. Stockholders may attend the Meeting online by visiting www.meetingcenter.io/257861348. To participate in the Meeting, stockholders will need to follow the instructions included herein. The password for the Meeting is MGU2020. The Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. If you experience technical difficulties prior to or during the Meeting, you may visit https://support.vevent.com/ for technical assistance. All Fund stockholders will be required to enter their individual control number in order to enter the Meeting. Only Fund stockholders will be able to participate in the Meeting.

Please follow the instructions on your proxy card. If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Your individual control number, which is required to enter the Meeting, is included on your proxy card that accompanies this Proxy Statement.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to access your individual control number in order to attend the Meeting virtually on the Internet using the instructions below. To register and receive your individual control number to attend the Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 12, 2020. You will receive a confirmation of your registration and your individual control number by email after Computershare receives your registration information. Requests for registration for the Meeting should be directed to Computershare at the following:

By email

Forward the email from your broker, or attach an image of your legal proxy, to shareholdermeetings@computershare.com

By mail

Computershare

Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ending May 31, 2020. The Board of Directors has fixed the close of business on April 27, 2020 as the “Record Date” for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments and postponements thereof.

Abstentions and Broker Non-Votes. Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of Directors in Proposal 1, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting and will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes will not have an effect on Proposal 1, which requires a majority of the shares of Common Stock outstanding and entitled to vote for approval.

Adjournment. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned from time to time for any reason whatsoever by vote of a majority vote of the shares represented at the Meeting, either by participating virtually or by proxy. If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 120 days from the record date set for the original Meeting, in which case the Board shall set a new record date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received.

With respect to adjournments, the Fund or its officers, as applicable, will adhere to the guidelines provided in the Statement on Adjournment of

Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973), and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies and/or the officers of the Fund will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

FUND SHARES

The Fund has one class of stock: Common Stock. The holders of Common Stock are each entitled to one vote for each full share and a proportionate fraction of a vote for each fractional share held. As of the Record Date, there were 12,468,293 shares of Common Stock issued and outstanding.

This Proxy Statement is being provided to the holders of Common Stock of the Fund as of the Record Date. To the knowledge of the Fund, as of April 27, 2020, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), beneficially owned more than 5% of the Fund’s outstanding Common Stock, except as noted below:

Name & Address	Percentage of Common Stock Held	Total Common Stock Owned
Morgan Stanley(1) 1585 Broadway New York, NY 10036	7.90%	990,077

(1) Information obtained from a Schedule 13G/A filed on February 13, 2020 by Morgan Stanley and Morgan Stanley Smith Barney LLC (“MSSB”) with the U.S. Securities and Exchange Commission (“SEC”) reporting ownership of Common Stock as of December 31, 2019. Based on that filing, the Common Stock reported by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MSSB, a wholly-owned subsidiary of Morgan Stanley.

BUSINESS TO BE CONSIDERED AT THE MEETING

The Board of Directors knows of no business to be presented for consideration at the Meeting other than what is described in Proposal 1 in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

In order that your shares of Common Stock may be represented at the Meeting, you are requested to vote on the following matter:

PROPOSAL 1: TO ELECT TWO (2) CLASS III DIRECTORS OF THE FUND

Nominees for the Board of Directors

The Board of Directors is divided into three classes of Directors serving staggered terms of three years and until their successors are duly elected and qualify. Generally, one class of Directors is nominated each year by the Board of Directors for election by the Fund’s stockholders. The current terms of the Class I, Class II and Class III Directors will expire in 2021, 2022 and 2020, respectively, and in each case when their successors are duly elected and qualify.

For the 2020 Annual Meeting of Stockholders, Ms. Mahai and Mr. Leonard have been nominated by the Board of Directors to serve as Class III Directors for a three-year term to expire at the Fund’s 2023 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualifies.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote the proxy “FOR” the election of Ms. Mahai and Mr. Leonard. Ms. Mahai and Mr. Leonard have each consented to serve as a Director if elected at the Meeting. If Ms. Mahai or Mr. Leonard declines or otherwise becomes unavailable for election, however, a proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Directors and Officers

The table below presents information about the existing Directors (including Ms. Mahai and Mr. Leonard) and Officers, including information relating to their respective positions with the Fund, their principal occupations and other board memberships during at least the past five years, if any.

Name, Address(1) and Birth Year	Position Held With Fund	Term of Office and Length of Time Served
Non-Interested Directors(4)
Gordon A. Baird Birth Year: 1968	Class I Director	Term expires 2021; Since July 2005

Thomas W. Hunersen Birth Year: 1958	Class II Director	Term expires 2022; Since July 2005

Non-Interested Director(4)/Nominee
Chris LaVictoire Mahai Birth Year: 1955	Class III Director	Term expires 2020 (2023 if elected at the Meeting); Since July 2005

Interested Director/Nominee(5)
John C. Leonard Birth Year: 1960	Class III Director	Term expires 2020 (2023 if elected at the Meeting); Since February 2020

Principal Occupations During at Least the Past Five Years	Number of Funds within the DMC Fund Complex Overseen(2)	Other Public Company Directorships

Mr. Baird is the President and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G. A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.

	1	None

Mr. Hunersen is the Principal of CKW Ventures LLC (since 2013). Prior to 2013, Executive Vice President/Global Head of Energy & Utilities, National Australia Bank Limited, New York, NY; Group Executive, Corporate & Institutional Recovery, Irish Bank Resolution Corporation, Dublin, Ireland; Group Executive, Bank of Ireland, Greenwich, CT; Chief Executive Officer, Slingshot GT Incorporated, Boston, MA; Assistant Vice President, Mellon Bank Corporation, Pittsburgh, PA.	1	None

Ms. Mahai has been President of Aveus, a division of Medecision, Inc. since May 2018. She was Founder, Owner and Managing Partner of Aveus LLC from 1999 to May 2018.	1	None

Mr. Leonard has been Executive Director and Global Head of Equities of Macquarie Asset Management since March 2017. Previously, he was Head of Equities and Group Managing Director of UBS Asset Management from 2008 to 2016.	1	None

Name, Address(1) and Birth Year	Position Held With Fund	Term of Office and Length of Time Served(3)
Officers
John C. Leonard Birth Year: 1960	Chief Executive Officer and President	Since February 2020

William Fink Birth Year: 1968	Chief Compliance Officer	Since September 2014

David F. Connor, Esq.(6) Birth Year: 1963	Chief Legal Officer and Secretary	Since February 2019

Daniel V. Geatens(7) Birth Year: 1972	Chief Financial Officer and Treasurer	Since November 2017

(1) Address: 125 West 55th Street, New York, NY 10019.

(2) The Fund is part of a fund complex with other funds advised by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and its affiliates (the “DMC Fund Complex”).

(3) Each officer serves an indefinite term.

(4) The Non-Interested Directors are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and are collectively referred to herein as “Non-Interested Directors.” Each Non-Interested Director is a member of the Audit Committee and the Nominating and Corporate Governance Committee, the only standing committees of the Board of Directors.

(5) The Fund considers Mr. Leonard to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions with Macquarie Asset Management.

(6) Mr. Connor also serves as the Senior Vice President and General Counsel for the Optimum Fund Trust and Delaware Funds® by Macquarie, which share the same investment manager.

(7) Mr. Geatens also serves as the Chief Financial Officer and Treasurer for the Optimum Fund Trust and Treasurer for the Delaware Funds® by Macquarie, which share the same investment manager.

Principal Occupations

During at Least the Past Five Years

Mr. Leonard has been Executive Director and Global Head of Equities of Macquarie Asset Management since March 2017. Previously, he was Head of Equities and Group Managing Director of UBS Asset Management from 2008 to 2016.

Mr. Fink has been a Senior Manager for Macquarie Group Limited since September 2014. Previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon from January 2011 to September 2014 and was President and Chief Compliance Officer of IMS Financial from June 2004 to December 2010.

Mr. Connor is general counsel for Macquarie Investment Management and has been responsible for overseeing the firm’s legal department in the Americas since May 2015. Previously, he has served in various capacities at different times in the legal department at Macquarie Investment Management since 2000.

Mr. Geatens has served in various capacities at different times at Macquarie Investment Management since 1997.

QUALIFICATIONS OF BOARD OF DIRECTORS

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review and to evaluate, question and discuss information provided to them, to interact effectively with other Directors, DMC, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, public service and/or academic positions or experience from serving as a board member of the Fund, other investment funds, public companies or non-profit entities or other organizations. Each Director’s ability to perform his/her duties effectively also has been enhanced by education and professional training. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.

Gordon A. Baird. Mr. Baird is the President and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G. A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc. Mr. Baird is a Chartered Financial Analyst

Thomas W. Hunersen. Mr. Hunersen is the Principal of CKW Ventures LLC (since 2013). Prior to 2013, Executive Vice President/Global Head of Energy & Utilities, National Australia Bank Limited, New York, NY; Group Executive, Corporate & Institutional Recovery, Irish Bank Resolution Corporation, Dublin, Ireland; Group Executive, Bank of Ireland, Greenwich, CT; Chief Executive Officer, Slingshot GT Incorporated, Boston, MA; Assistant Vice President, Mellon Bank Corporation, Pittsburgh, PA.

Chris LaVictoire Mahai. Ms. Mahai has been President of Aveus, a division of Medecision, Inc. since May 2018. Prior to that, Ms. Mahai was Founder, Owner and Managing Partner of Aveus, LLC, a global strategy and operational change firm from 1999 to May 2018. She previously served on the boards of several private businesses and non-profit organizations. She is an active investor in women-owned and -led businesses and has over 35 years of experience in leading, developing and implementing business and marketplace strategies. Ms. Mahai spent 15 years of her corporate career in the financial services industry, her last position as executive officer and Senior Vice

President of Marketing and Corporate Relations for First Bank System (now US Bank). She has served on many corporate and other boards, including more than eleven years on the board of the Legends Funds portfolio of mutual funds and its predecessor funds.

John C. Leonard. Mr. Leonard has been Executive Director and Global Head of Equities of Macquarie Asset Management since March 2017. Prior to joining Macquarie Asset Management, Mr. Leonard was Head of Equities and Group Managing Director at UBS Asset Management, where for a period of eight years he was responsible for managing assets and businesses in eight countries. Mr. Leonard has more than 15 years of asset management experience.

Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Hunersen, a Non-Interested Director, to serve in the role of Chair. The Chair presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, Officers, counsel and other Directors on a wide variety of matters, including scheduling agenda items for Board meetings. The designation as Chair does not impose on the Chair any obligations or standards greater than or different from other Directors.

The Board meets in-person at regularly scheduled quarterly meetings each year. Furthermore, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As discussed below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. To assist Non-Interested Directors in evaluating matters under federal and state law, the Non-Interested Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Fund counsel and DMC’s counsel. Counsel to the Non-Interested Directors, to the Fund and to DMC have significant experience advising funds and fund directors. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

All of the Fund’s Directors, other than Mr. Leonard, are Non-Interested Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. The three Non-Interested Directors interact directly with senior management of DMC at scheduled meetings and between meetings as appropriate. Non-Interested Directors have been designated to chair the Board, the Audit Committee and the Nominating and Corporate Governance Committee. In addition, from time to time, Non-Interested Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.

The Board has determined that its leadership structure is appropriate in light of the Board’s size and the cooperative and dynamic working relationship among the Non-Interested Directors. In addition, the Board’s leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure, as well as its overall structure, composition and functioning, and may make changes at its discretion at any time.

The Fund’s operations entail a variety of risks, including investment, administration, valuation and a range of compliance matters. Although DMC and the Officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and any working groups. As part of general oversight, the Board and the Chair regularly interact with and receive reports from senior personnel of the Fund’s service providers, including the Fund’s and MIMBT’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all Non-Interested Directors) meets during its regularly scheduled meetings and between such meetings, as needed, and the Audit Committee Chair maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of DMC regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time. In addition, DMC and other service providers to the Fund have adopted a variety of controls, policies and procedures designed to address particular risks to the Fund.

Beneficial Ownership of Common Stock Held in the Fund for Each Director

Set forth in the table below is the dollar range of the Fund’s Common Stock beneficially owned by each of the Fund’s Directors (including Ms. Mahai and Mr. Leonard).

Name of Directors/Director Nominees	Dollar Range of Equity Securities Held in the Fund(1)
Non-Interested Directors/Nominee
Gordon A. Baird	$1 - $10,000
Thomas W. Hunersen	$1 - $10,000
Chris LaVictoire Mahai	$1 - $10,000
Interested Director/Nominee
John C. Leonard	None

(1) This information has been furnished by each Director (including Ms. Mahai and Mr. Leonard) as of March 31, 2020. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Fund is not part of a family of investment companies.

The Directors (including Ms. Mahai and Mr. Leonard) and the Officers, in the aggregate, own less than 1% of the Fund’s outstanding shares of Common Stock as of the Record Date.

Compensation of Directors

During the fiscal year ended November 30, 2019, the Chair of the Board received an annual retainer of $54,750, paid quarterly, for his services to the Fund, and each other Non-Interested Director of the Fund received an annual retainer of $46,000, paid quarterly, for his or her services to the Fund. In addition, each Non-Interested Director receives a fee of $2,500 for each in-person Board meeting attended and $1,500 for each telephonic Board meeting attended. The table below sets forth certain information regarding the compensation of the Fund’s Directors for the fiscal year ended November 30, 2019. Directors and Officers of the Fund who are employed by DMC or its affiliates receive no compensation or expense reimbursement from the Fund. During the fiscal year ended November 30, 2019, the Directors of the Fund met six times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member. As of January 1, 2020, the Chair of the Board receives an annual retainer of $58,750, paid quarterly, for his services to the Fund, and each other Non-Interested Director of the Fund received an annual retainer of $50,000, paid quarterly, for his or her services to the Fund. These changes in compensation are not reflected in the compensation table for the fiscal year ended November 30, 2019 below.

Compensation Table For The Fiscal Year Ended November 30, 2019

Name of Person and Position	Aggregate Compensation Paid From the Fund(4)
Non-Interested Directors
Gordon A. Baird, Director	$56,500
Thomas W. Hunersen, Director	$67,750
Chris LaVictoire Mahai, Director	$59,000
Interested Director(1)
Brad Frishberg, Director(2)(3)	None

(1)	John C. Leonard became an interested Director of the Fund on February 1, 2020, after the fiscal year end, and is therefore not included in this table.
(2)	As an employee of an affiliate of DMC, Mr. Frishberg did not receive compensation or expense reimbursement from the Fund during the fiscal year ended November 30, 2019.
(3)	Mr. Frishberg resigned as a Director of the Fund effective February 1, 2020.
(4)

None of the Directors serve on the board of any other fund in the DMC Fund Complex. Retirement and/or pension benefits are not offered as part of the compensation for Directors. The compensation amounts listed above do not reflect the reimbursement of certain expenses related to attendance at board meetings by the Non-Interested Directors.

Audit Committee

The Board of Directors has an Audit Committee composed of the three Non-Interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the NYSE listing standards and (c) meet any other applicable requirements of the SEC, the NYSE listing standards, and other applicable rules and regulations. The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird. Mr. Baird is the chair of the Audit Committee. The responsibilities of the Audit Committee include: (i) overseeing the performance of the Fund’s internal audit function, including the Fund’s internal control over financial reporting; (ii) overseeing the integrity of the Fund’s financial statements and the independent audit thereof; (iii) overseeing or, as appropriate, assisting the Board of Directors’ oversight of, the Fund’s compliance with legal and regulatory requirements; and (iv) the appointment, compensation, performance, retention and oversight of the Fund’s independent registered public accounting firm. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the written Audit Committee Charter (the “Charter”). A copy of the Charter is available on the Fund’s website at https://www.macquarie.com/mgu. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Fund’s stockholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee. During the fiscal year ended November 30, 2019, the Audit Committee met five times.

Audit Committee Report

In performing its oversight function, at a meeting held on January 17, 2020, the Audit Committee of the Board reviewed and discussed with management of the Fund and the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the audited financial statements of the Fund for the fiscal year ended November

30, 2019 and discussed the audit of such financial statements with PricewaterhouseCoopers.

In addition, the Audit Committee discussed with PricewaterhouseCoopers matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. At the January 17, 2020 meeting of the Board of Directors, the Audit Committee received from PricewaterhouseCoopers the written disclosures and statements required by the SEC independence rules and the letter required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, currently in effect, delineating relationships between PricewaterhouseCoopers and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or PricewaterhouseCoopers. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions with management and PricewaterhouseCoopers referred to above, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2019.

Submitted by the Audit Committee of the Fund’s Board of Directors

Dated: April 15, 2020

Gordon A. Baird, Chair

Thomas W. Hunersen

Chris LaVictoire Mahai

Nominating and Corporate Governance Committee

The Board of Directors has a Nominating and Corporate Governance Committee composed of the three Non-Interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the NYSE listing standards, and (c) meet any other applicable requirements of the SEC, the NYSE listing standards, and other applicable rules and regulations. The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird. Ms. Mahai is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals it believes to be qualified to become Board members in the event that a position is vacated or created. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s Non-Interested Directors, it may consider Director candidates recommended by stockholders as it deems appropriate.

Stockholders who wish to recommend a nominee should send nominations to the Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. See “Stockholder Proposals.” The Nominating and Corporate Governance Committee evaluates nominees from all sources using the same standards. The Board of Directors of the Fund has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the Fund’s website at https://www.macquarie.com/mgu.

The Nominating and Corporate Governance Committee believes that it is in the best interests of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board. Furthermore, the Nominating and Corporate Governance Committee believes that any such Director needs to have the ability to critically review, evaluate, question and discuss information provided to him or her and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of his or her duties. The Nominating and Corporate Governance Committee shall evaluate each potential nominee to serve as a Director of the Fund, which evaluation shall include, at a minimum, to the extent required, compliance with the independence and other applicable NYSE listing standards, and all other applicable laws, rules, regulations and the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee’s charter. In nominating candidates, the Nominating and Corporate Governance Committee shall take into consideration such factors as it deems appropriate, including: (i) educational background, business and professional experience, character and integrity; (ii) individual qualities and attributes, including gender, race or national origin; (iii) whether or not the person has any criminal convictions or convictions involving the purchase or sale of a security; (iv) whether or not the person has been the subject of any order, judgment or decree of any federal or state authority finding that the individual violated any federal or state securities laws; (v) whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund; (vi) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (vii) whether the individual is financially literate pursuant to the listing standards of the NYSE; (viii) whether the person serves on a board of, or is otherwise affiliated with, competing financial services organizations or their related investment company complexes; (ix) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Director of the Fund; and (x) whether the selection and nomination of the person is consistent with the Fund’s retirement policy, if any.

The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended November 30, 2019.

Required Vote

The election of Ms. Mahai and Mr. Leonard as the Class III Directors of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon. In the event that the nominees for Class III Directors do not receive the necessary vote, Ms. Mahai and Mr. Leonard will continue to serve as elected and appointed Directors, respectively, until a subsequent Director election is held and they or another nominee qualifies and receives the necessary vote.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MS. MAHAI AND MR. LEONARD AS THE CLASS III DIRECTORS.

Other Board Related Matters

The Fund has no formal policy regarding Director attendance at stockholder meetings and does not expect Directors or nominees for election as directors to attend the Annual Meeting of Stockholders. None of the Directors attended last year’s Annual Meeting of Stockholders.

The Board has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other parties.

Receipt of Communications

Stockholders may mail written communications to the full Board of Directors, to committees of the Board of Directors or to specified individual Directors in care of the Secretary of the Fund, 125 West 55th Street, New York, NY 10019.

Forwarding the Communications

All stockholder communications received by the Secretary will be forwarded promptly to the full Board of Directors, the relevant Board committee or the specified individual Director, as applicable, except that the Secretary may, in good faith, determine that a stockholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Directors, Officers, stockholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, currently serves as the Fund’s independent registered public accounting firm. PricewaterhouseCoopers, LLP (“PricewaterhouseCoopers”) acted as the Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2019. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Audit Fees: The aggregate fees billed in each of the fiscal years ended November 30, 2019 and November 30, 2018 for professional services rendered by PricewaterhouseCoopers for the audit of the Fund’s annual financial statements or services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements were $62,420 and $61,200, respectively.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2019 and November 30, 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above were $0 and $0, respectively.

Tax Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2019 and November 30, 2018 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which includes the review of income tax returns and review of annual excise distribution calculations, were $11,250 and $11,250, respectively.

All Other Fees: There were no fees billed in each of the fiscal years ended November 30, 2019 and November 30, 2018 for products and services provided by PricewaterhouseCoopers, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Non-Audit Fees: The aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser (“affiliates”) that provides ongoing services to the Fund (“Covered Service Provider”) for the fiscal years ended November 30, 2019 and November 30, 2018 were $4,687,000 and $11,748,000, respectively.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any Covered Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to pre-approval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate pre-approval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Fund’s investment adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chair prior to the completion of the audit. All of the audit, audit-related, tax and other services described above for which PricewaterhouseCoopers billed the Fund fees for each of the fiscal years ended November 30, 2019 and November 30, 2018 were pre-approved by the Audit Committee.

In connection with its selection of PricewaterhouseCoopers, the Audit Committee has considered PricewaterhouseCoopers’ provision of non-audit services to the Fund’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

THE INVESTMENT ADVISER, ADMINISTRATOR AND PROXY SOLICITOR

DMC is the Fund’s investment adviser, and its business address is 100 Independence Mall West, Philadelphia, PA 19106.

The Bank of New York Mellon is the administrator of the Fund, and its business address is 240 Greenwich Street, New York, NY, 10286.

Proxy Solicitation. Your vote is being solicited by the Board of Directors of the Fund. The solicitation costs for Proposal 1 will be paid by the Fund. Subject to the foregoing, the Fund reimburses brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Fund has contracted with Computershare, to assist with solicitation of proxies. The anticipated costs of retaining Computershare are $21,331 which includes reimbursement of reasonable out-of-pocket expenses. The solicitation costs related to Proposal 1 will be absorbed by the Fund. Computershare anticipates that approximately 15 of its employees or other persons will be involved in soliciting shareholders of the Funds.

In addition to solicitation services to be provided by Computershare, proxies may be solicited by the Fund and the Board and executive officers, and/or regular employees and officers of the Fund’s investment adviser, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

The Fund expects that the solicitation will be primarily by mail, but also may include advertisement, telephone, telecopy, facsimile transmission, electronic, oral, or other means of communication, or by personal contacts. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees) will be approximately $25,000. To date, approximately $0 has been spent on the solicitation. These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Officers and Directors of the Fund and persons who own more than 10% of the Fund’s Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE.

Based solely on the Fund’s review of the copies of such forms and amendments thereto filed during or with respect to its most recent fiscal year and written representations from certain reporting persons, the Fund believes that all of its Officers, Directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 16, 2020

The following materials relating to this Proxy Statement are available at www.macquarie.com/mgu:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting of Stockholders; and

•	the Fund’s Annual Report for the fiscal year ended November 30, 2019.

Other Matters to Come Before the Meeting

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so and has complied with the advance notice provisions of the Fund’s Bylaws. If, however, any other matters, including proposals to adjourn the Meeting, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Delivery of Proxy/Householding

Only one copy of the Fund’s annual or semi-annual report or this Proxy Statement may be mailed to households, even if more than one person in a household is a stockholder of record, unless the Fund has received instructions to the contrary. If a stockholder needs an additional copy of an annual report or semi-annual report or this Proxy Statement, please contact the Fund at (866) 567-4771. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Fund in writing at: 125 West 55th Street, New York, NY 10019 or call the Fund at (866) 567-4771.

STOCKHOLDER PROPOSALS

The Fund’s Bylaws, as currently in effect, provide that, in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose other business for consideration at such meeting, written notice containing the information required by the Bylaws must be delivered to the Secretary of the Fund, at the Fund’s principal executive offices, not earlier than the 150th day nor later than 5:00 p.m. (Eastern time) on the 120th day prior to the first anniversary of the date the proxy statement was released to stockholders for the preceding year’s annual meeting. Accordingly, unless the Fund’s 2021 annual meeting of stockholders is advanced or delayed more than 30 days from June 16, 2021, a stockholder nomination or proposal intended to be considered at the 2021 annual meeting must be received by the Secretary on or after December 15, 2020, and prior to 5:00 p.m. (Eastern time) on January 14, 2021. Additionally, under the rules of the SEC if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s proxy statement for its 2021 annual meeting of stockholders pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”), the Fund must receive it on or before January 14, 2021. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR IN ACCORDANCE WITH THE INSTRUCTIONS ON THE WHITE PROXY CARD.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE AT THE VIRTUAL MEETING on June 16, 2020 at 9:00 a.m. Eastern time. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting.

Please detach at perforation before mailing.

PROXY                             MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2020

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Daniel Geatens, William Fink, and Emilia Wang, or any of them, with the right of substitution, proxies of the undersigned at the annual meeting of stockholders of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”), a Maryland corporation, indicated above to be held virtually on the Internet, on Tuesday, June 16, 2020 at 9:00 a.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of stockholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MGI_31263_040320

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to Be Held on June 16, 2020.

The Proxy Statement for this meeting is available at:

macquarie.com/MGU

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒
Proposal

1.	To approve the election of two (2) Class III Directors to serve until the 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies:
		FOR	WITHHOLD	FOR ALL
	01. Chris LaVictoire Mahai 02. John C. Leonard	ALL ☐	ALL ☐	EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.

2.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.
Authorized Signatures – This section must be completed for your vote to be counted – Sign and Date Below.
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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